UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2018

Date of reporting period:	September 1, 2017 — February 28, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam International Capital Opportunities Fund

Semiannual report
2 | 28 | 18

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PNVAX

Putnam
International Capital
Opportunities Fund

Semiannual report
2 | 28 | 18

Message from the Trustees	1
Interview with your fund’s portfolio manager	3
Your fund’s performance	8
Your fund’s expenses	10
Terms and definitions	12
Other information for shareholders	13
Financial statements	14

Consider these risks before investing: Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

April 12, 2018

Dear Fellow Shareholder:

After an extended period of record advances and low volatility, the U.S. stock market encountered some challenges in early 2018. Following several turbulent days, the S&P 500 Index entered correction territory on February 8, 2018, closing more than 10% below its January 2018 peak. Global stock and bond markets have also struggled as concerns grow about rising inflation and interest rates.

While declines like this can be unsettling, seasoned investors recognize that they are natural and ultimately can restore balance in the financial markets. In this changing environment, Putnam’s experienced investment professionals continue to monitor risks and seek opportunities. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors in all types of markets.

As always, we believe investors should maintain a well-diversified portfolio, think about long-term goals, and speak regularly with their financial advisors. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/18. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on page 12.

2 International Capital Opportunities Fund

Karan has an M.B.A. from Indiana University and a B.A. from Hendrix College. He first served at Putnam from 2000 to 2007 and rejoined the firm in 2010. Karan has been in the investment industry since 1998.

Your fund is also managed by Spencer Morgan, CFA, and Andrew J. Yoon, CFA.

Please describe the market environment during the six-month reporting period ended February 28, 2018.

In a period of synchronous global economic growth, developed markets outside the United States continued to advance. Fund performance was influenced largely by stock selection as our process is focused on bottom-up, fundamental research. The risk in the portfolio — which is also the source of returns — comes from the stocks themselves, rather than from sector, market, or currency exposures relative to the benchmark index. The portfolio delivered a positive return of 6.71% during the period, but underperformed its benchmark, the S&P Developed Ex-U.S. SmallCap Index, which posted a return of 9.60%.

Can you give some examples of holdings that detracted from fund performance?

Liberty Latin America, a leading cable and mobile provider in the Caribbean, was the top detractor from performance. The series of hurricanes that devastated the region during the fall of 2017 knocked out electricity and infrastructure, impacting the company’s services, resulting in a drop in earnings. We view this

International Capital Opportunities Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 2/28/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 International Capital Opportunities Fund

as a temporary setback and expect the stock to recover. We continue to hold this stock in the portfolio.

Another cable company, Cogeco Communications, also detracted from performance. This Canadian firm’s quarterly results were slightly below consensus expectations, for which the stock was, in our view, unduly punished. Cogeco is executing in line with our expectations, and we maintain our conviction in the stock.

Kennedy-Wilson Holdings, a real estate company, was another detractor from fund performance. The company is an owner of a portfolio of multifamily homes primarily in the United States, with about a third of its business in Europe. The stock suffered on fears of rising interest rates. From our perspective, the stock is undervalued and its price already reflects the possibility that higher interest rates will undercut demand for housing. We continue to hold this stock based on the company’s fundamentals, which we find attractive.

What are some stocks that significantly aided performance results during the reporting period?

The Dart Group, a United Kingdom-based tour operator, contributed positively to fund performance. The business benefited from an improved competitive environment following the bankruptcy of a competitor. The Dart Group also expanded its footprint, adding services from two new airports. The expansion of its footprint along with stronger pricing led to accelerating earnings growth. This in turn led to Dart’s performance during the period.

PALTAC, a Japanese distribution company that supplies goods for convenience and drug stores, was a strong contributor to fund performance. We believe PALTAC exhibits characteristics that we seek in many of our holdings, a durable business model based on barriers to entry in its industry, with potential for meaningful growth in its underlying market. PALTAC has been adding clients and gaining a greater share of customer spending. The stock appreciated during the period.

Another leading contributor to fund performance, Rheinmetall, is a German manufacturer focused on the defense and automotive industries. Germany has increased its defense spending in an effort to meet the NATO member target of 2% of gross domestic product. This spending is significant because the German military has antiquated equipment in need of substantial modernization. In our view, the company’s automotive business also has grown due to the demand for parts from a variety of German auto manufacturers.

How did your sector allocations influence fund performance during the period?

Our positions in the industrials sector contributed positively to fund performance, while the health-care sector allocation weighed negatively on returns. The portfolio has a significant overweight versus the benchmark to industrials. We found a lot of interesting ideas in this area, and the sector has been a positive contributor to performance.

The health-care sector had a negative impact on fund performance, largely due to two holdings. Clinigen is a United Kingdom-based specialty pharmaceutical company. The company had a disappointing quarter, which led to some underperformance. We continue to own the stock as we maintain our conviction in its business model. The other significant detractor was DiaSorin, an Italian in vitro diagnostics company. The stock experienced some temporary earnings weakness that hurt

International Capital Opportunities Fund 5

results during the period, but we maintain our confidence in the holding.

Can you describe your stock selection philosophy and process?

We follow an intrinsic value strategy with a quality bias. We believe the most efficient way to manage the strategy is with a relatively concentrated, low turnover portfolio of 60 to 70 names. We take a long-term view of approximately three years for our investments, which enables us to take contrarian positions and focus on what matters.

We broadly think of our portfolio as made up of three categories of stocks: franchise, cyclical, and transformative. Subject to meeting our intrinsic value framework, we target a maximum ownership of franchise companies.

Franchise stocks are businesses with moats — the ability to preserve their business model against competitors — that enable them to potentially earn excess returns for an extended period of time. We attempt to maximize holdings of these types of stocks. Currently, this category represents about 50% of the portfolio. Cyclical stocks include companies where we believe current profitability is depressed versus normalized earnings power. These stocks are affected by cyclical swings in earnings. Currently, about 30% of the portfolio is made up of cyclical stocks. The third category is transformative. These are companies where we anticipate positive change in the company itself or its industry that could dramatically alter the prospective profitability of the business. Transformative stocks make up approximately 20% of the portfolio.

What is your outlook for the markets?

We believe that the fund has the potential to build on its one year of outperformance versus its Lipper peer group. In our view, the universe of securities that compose the fund’s benchmark, the S&P Developed Ex-U.S. Small Cap Index, offers more potential opportunity than the comparable universe of U.S. small-cap securities. Positive drivers, in our view, include global central banks that we expect to continue a more accommodative monetary policy while we expect the U.S. Federal Reserve to continue tightening. Also, we believe the valuation of the stocks in the S&P Developed Ex-U.S. SmallCap Index is at a meaningful discount to those in the Russell 2000 Index. Currently, the international benchmark valuation is 16x price-earnings ratio compared with 23x P/E for the Russell 2000. Additionally, the S&P Developed Ex-U.S.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 International Capital Opportunities Fund

SmallCap Index is 1.7x price-book ratio versus 2.4x P/B, and has a dividend yield of 2.2% versus 1.3%. In our experience, the international small-cap universe garners less sell-side research coverage than the U.S. small-cap universe, thereby offering greater potential to uncover undiscovered undervalued businesses, in our view. Lastly, energy is a sector where we are finding a number of what we view as undervalued opportunities. These investments have unique desirable stock-specific attributes, and we believe they are significantly undervalued at the current oil price.

Karan, thank you for your insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

International Capital Opportunities Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/28/95)
Before sales charge	9.60%	39.93%	3.42%	35.47%	6.26%	23.69%	7.34%	25.08%	6.71%
After sales charge	9.30	31.88	2.81	27.68	5.01	16.57	5.24	17.88	0.58
Class B (10/30/96)
Before CDSC	9.30	31.75	2.80	30.47	5.46	20.93	6.54	24.15	6.31
After CDSC	9.30	31.75	2.80	28.47	5.14	17.93	5.65	19.15	1.31
Class C (7/26/99)
Before CDSC	8.78	29.85	2.65	30.50	5.47	20.94	6.54	24.15	6.32
After CDSC	8.78	29.85	2.65	30.50	5.47	20.94	6.54	23.15	5.32
Class M (10/30/96)
Before sales charge	9.05	33.13	2.90	32.10	5.73	21.85	6.81	24.47	6.45
After sales charge	8.87	28.47	2.54	27.48	4.98	17.59	5.55	20.11	2.72
Class R (1/21/03)
Net asset value	9.34	36.52	3.16	33.76	5.99	22.77	7.08	24.76	6.58
Class Y (2/1/00)
Net asset value	9.82	43.46	3.68	37.15	6.52	24.60	7.61	25.41	6.84

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

8 International Capital Opportunities Fund

Comparative index returns For periods ended 2/28/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
S&P Developed
Ex-U.S. SmallCap	7.80%	77.84%	5.93%	68.83%	11.04%	38.29%	11.41%	26.00%	9.60%
Index
Lipper International
Small/Mid-Cap Core
Funds category	8.81	67.91	5.22	51.89	8.55	30.72	9.28	23.89	7.65
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/18, there were 83, 82, 65, 57, 36, and 5 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 2/28/18

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	1		1	1	1		1	1
Income	$1.162		$0.819	$0.859	$0.962		$1.052	$1.263
Capital gains	—		—	—	—		—	—
Total	$1.162		$0.819	$0.859	$0.962		$1.052	$1.263
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
8/31/17	$40.19	$42.64	$40.16	$39.96	$39.99	$41.44	$39.66	$40.19
2/28/18	41.73	44.28	41.88	41.63	41.61	43.12	41.22	41.68

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

International Capital Opportunities Fund 9

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/28/95)
Before sales charge	9.54%	40.13%	3.43%	32.67%	5.82%	24.24%	7.50%	20.79%	4.76%
After sales charge	9.25	32.08	2.82	25.04	4.57	17.10	5.40	13.85	–1.26
Class B (10/30/96)
Before CDSC	9.25	31.94	2.81	27.78	5.02	21.46	6.69	19.89	4.37
After CDSC	9.25	31.94	2.81	25.78	4.69	18.46	5.81	14.89	–0.63
Class C (7/26/99)
Before CDSC	8.73	29.99	2.66	27.80	5.03	21.47	6.70	19.87	4.39
After CDSC	8.73	29.99	2.66	27.80	5.03	21.47	6.70	18.87	3.39
Class M (10/30/96)
Before sales charge	9.00	33.34	2.92	29.43	5.30	22.41	6.97	20.20	4.52
After sales charge	8.82	28.67	2.55	24.90	4.55	18.12	5.71	15.99	0.86
Class R (1/21/03)
Net asset value	9.29	36.72	3.18	31.02	5.55	23.33	7.24	20.50	4.66
Class Y (2/1/00)
Net asset value	9.77	43.67	3.69	34.34	6.08	25.16	7.77	21.10	4.91

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Total annual operating expenses for the
fiscal year ended 8/31/17	1.29%	2.04%	2.04%	1.79%	1.54%	1.04%
Annualized expense ratio for the
six-month period ended 2/28/18*	1.36%	2.11%	2.11%	1.86%	1.61%	1.11%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.12% from annualizing the performance fee adjustment for the six months ended 2/28/18.

10 International Capital Opportunities Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/17 to 2/28/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$6.97	$10.79	$10.79	$9.52	$8.25	$5.69
Ending value (after expenses)	$1,067.10	$1,063.10	$1,063.20	$1,064.50	$1,065.80	$1,068.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/18, use the following calculation method. To find the value of your investment on 9/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$6.80	$10.54	$10.54	$9.30	$8.05	$5.56
Ending value (after expenses)	$1,018.05	$1,014.33	$1,014.33	$1,015.57	$1,016.81	$1,019.29

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

International Capital Opportunities Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Developed Ex-U.S. SmallCap Index is an unmanaged index of small-cap stocks from developed countries, excluding the United States.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to

12 International Capital Opportunities Fund

other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2018, Putnam employees had approximately $528,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

International Capital Opportunities Fund 13

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 International Capital Opportunities Fund

The fund’s portfolio 2/28/18 (Unaudited)

COMMON STOCKS (98.7%)*	Shares	Value
Australia (7.6%)
Brickworks, Ltd.	729,221	$8,491,055
Domain Holdings Australia, Ltd. †	712,616	1,674,148
Fairfax Media, Ltd.	10,486,724	6,092,727
Investa Office Fund R	1,795,625	5,870,354
Mineral Resources, Ltd.	426,746	6,243,156
Regis Resources, Ltd.	1,799,564	5,957,770
		34,329,210
Bermuda (1.5%)
Liberty Latin America, Ltd. Class C † S	332,900	6,807,805
		6,807,805
Canada (10.8%)
Cogeco Communications, Inc.	109,500	6,171,322
Constellation Software, Inc.	12,800	8,285,187
Crescent Point Energy Corp.	586,500	4,218,668
Fairfax Financial Holdings, Ltd.	17,400	8,504,196
Home Capital Group, Inc. S	273,400	3,364,235
NuVista Energy, Ltd. †	955,100	5,947,046
Seven Generations Energy, Ltd. Class A †	544,900	6,369,623
Westshore Terminals Investment Corp.	294,600	5,725,782
		48,586,059
China (1.0%)
Xiabuxiabu Catering Management China Holdings Co., Ltd.	2,435,000	4,530,785
		4,530,785
France (2.7%)
Eurazeo SA	128,609	12,257,281
		12,257,281
Germany (7.2%)
CompuGroup Medical SE	133,693	7,580,548
MTU Aero Engines AG	47,685	7,978,761
Rheinmetall AG	81,101	10,733,100
Software AG	121,185	6,373,341
		32,665,750
India (0.8%)
PC Jeweller, Ltd.	678,631	3,405,387
		3,405,387
Indonesia (0.8%)
Sarana Menara Nusantara Tbk PT	13,359,100	3,466,174
		3,466,174
Ireland (3.9%)
Bank of Ireland Group PLC †	998,220	9,353,171
Dalata Hotel Group PLC †	1,163,249	8,503,651
		17,856,822
Italy (4.2%)
Amplifon SpA	289,077	4,577,892
Azimut Holding SpA	291,341	6,343,908
DiaSorin SpA	100,462	8,226,700
		19,148,500

International Capital Opportunities Fund 15

COMMON STOCKS (98.7%)* cont.	Shares	Value
Japan (23.1%)
Aeon Delight Co., Ltd.	119,800	$4,189,257
Daiho Corp.	676,000	3,980,006
Fuji Machine Manufacturing Co., Ltd.	287,000	5,839,225
Kawasaki Heavy Industries, Ltd.	263,600	9,590,408
Kyudenko Corp.	300,200	13,777,380
Maeda Road Construction Co., Ltd.	382,000	8,339,556
Modec, Inc.	248,800	6,172,402
Nippo Corp.	222,000	5,219,840
PALTAC Corp.	272,900	14,087,203
Sanwa Holdings Corp.	883,200	12,263,539
Sumitomo Warehouse Co., Ltd. (The)	604,000	4,212,848
Takuma Co., Ltd.	441,500	5,281,421
TechnoPro Holdings, Inc.	115,400	6,861,045
Tokyo Seimitsu Co., Ltd.	117,100	4,854,403
		104,668,533
Mexico (2.7%)
Gruma SAB de CV Class B	443,375	5,132,624
Megacable Holdings SAB de CV (Units)	1,581,200	6,944,458
		12,077,082
Netherlands (1.1%)
InterXion Holding NV †	89,200	5,021,960
		5,021,960
South Korea (2.3%)
DB Insurance Co., Ltd.	91,717	5,839,133
Hyundai Marine & Fire Insurance Co., Ltd.	117,729	4,484,169
		10,323,302
Spain (7.4%)
Acciona SA	96,336	8,183,538
Applus Services SA	662,718	9,204,175
Atresmedia Corporacion de Medios de Comunicacion SA	547,583	5,691,053
Fomento de Construcciones y Contratas SA †	218,106	2,669,586
Telepizza Group SA 144A †	1,169,436	7,524,610
		33,272,962
Switzerland (1.5%)
Georg Fischer AG	4,546	6,615,268
		6,615,268
Taiwan (2.7%)
CTCI Corp.	4,838,000	7,419,537
Elite Material Co., Ltd.	1,323,000	4,855,098
		12,274,635
United Kingdom (14.5%)
Admiral Group PLC	300,351	7,604,963
Afren PLC † F S	4,060,504	6
Berkeley Group Holdings PLC (The)	174,679	9,223,019
Britvic PLC	740,261	6,882,063
Cairn Energy PLC †	2,541,029	6,491,849
Clinigen Group PLC	619,035	7,860,661
Dart Group PLC	1,157,005	12,808,445
Foxtons Group PLC S	2,063,362	2,152,674

16 International Capital Opportunities Fund

COMMON STOCKS (98.7%)* cont.	Shares	Value
United Kingdom cont.
Rightmove PLC	91,986	$5,406,924
Safestore Holdings PLC R	1,071,165	7,282,446
		65,713,050
United States (2.9%)
Discovery Communications, Inc. Class C † S	197,600	4,540,848
Kennedy-Wilson Holdings, Inc.	535,827	8,760,771
		13,301,619
Total common stocks (cost $396,868,659)		$446,322,184

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (—%)*	amount	Value
Federal National Mortgage Association, 4.295%, 6/1/21 [i]	$117,538	$122,945
Total U.S. government and agency mortgage obligations (cost $122,945)		$122,945

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes 1.375%, 6/30/18 [i]	$121,000	$121,122
Total U.S. treasury obligations (cost $121,122)		$121,122

SHORT-TERM INVESTMENTS (4.4%)*	Shares	Value
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.30% P	1,350,000	$1,350,000
Putnam Cash Collateral Pool, LLC 1.65% [d]	14,340,279	14,340,279
Putnam Short Term Investment Fund 1.54% L	4,392,719	4,392,719
Total short-term investments (cost $20,082,998)		$20,082,998

TOTAL INVESTMENTS
Total investments (cost $417,195,724)	$466,649,249

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2017 through February 28, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $452,178,852.

† This security is non-income-producing.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note x). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

International Capital Opportunities Fund 17

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $4,122 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Industrials	31.6%
Consumer discretionary	18.5
Financials	12.8

FORWARD CURRENCY CONTRACTS at 2/28/18 (aggregate face value $114,521,128) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Sell	4/18/18	$2,828,828	$2,910,759	$81,931
	Euro	Buy	3/21/18	1,301,029	1,277,305	23,724
	Euro	Sell	3/21/18	1,301,029	1,305,038	4,009
	Hong Kong Dollar	Buy	5/16/18	4,002,549	4,006,583	(4,034)
	Japanese Yen	Buy	5/16/18	1,873,594	1,827,795	45,799
Barclays Bank PLC
	Australian Dollar	Sell	4/18/18	1,258,206	1,271,924	13,718
	Hong Kong Dollar	Buy	5/16/18	6,081,512	6,087,922	(6,410)
	Swiss Franc	Buy	3/21/18	12,062,486	11,637,666	424,820
Citibank, N.A.
	Danish Krone	Buy	3/21/18	6,407,479	6,299,285	108,194
	Euro	Sell	3/21/18	3,055,324	2,901,939	(153,385)
	Japanese Yen	Buy	5/16/18	1,799,825	1,757,948	41,877
Credit Suisse International
	Canadian Dollar	Sell	4/18/18	4,193,666	4,305,018	111,352
	Norwegian Krone	Buy	3/21/18	2,319,264	2,218,168	101,096
	Swedish Krona	Buy	3/21/18	1,915,008	1,981,745	(66,737)
Goldman Sachs International
	British Pound	Sell	3/21/18	1,297,813	1,327,256	29,443
	Canadian Dollar	Sell	4/18/18	5,311,914	5,482,861	170,947
	Euro	Buy	3/21/18	8,003,609	7,942,018	61,591
HSBC Bank USA, National Association
	Euro	Buy	3/21/18	1,256,192	1,259,955	(3,763)
	Euro	Sell	3/21/18	1,256,192	1,279,790	23,598

18 International Capital Opportunities Fund

FORWARD CURRENCY CONTRACTS at 2/28/18 (aggregate face value $114,521,128) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	4/18/18	$2,370,536	$2,393,820	$23,284
	Canadian Dollar	Buy	4/18/18	1,500,696	1,528,222	(27,526)
	Euro	Sell	3/21/18	411,848	239,891	(171,957)
	Japanese Yen	Sell	5/16/18	710,059	685,981	(24,078)
	New Zealand Dollar	Buy	4/18/18	1,170,379	1,152,163	18,216
	Norwegian Krone	Buy	3/21/18	513,876	491,267	22,609
	Singapore Dollar	Buy	5/16/18	4,442,592	4,498,655	(56,063)
	Swedish Krona	Buy	3/21/18	8,779,810	8,853,311	(73,501)
	Swiss Franc	Buy	3/21/18	14,240,112	13,566,666	673,446
State Street Bank and Trust Co.
	British Pound	Sell	3/21/18	2,238,069	2,264,722	26,653
	Canadian Dollar	Sell	4/18/18	7,206,291	7,397,310	191,019
	Israeli Shekel	Buy	4/18/18	2,707,405	2,731,894	(24,489)
	Japanese Yen	Buy	5/16/18	1,676,920	1,636,251	40,669
Unrealized appreciation						2,237,995
Unrealized (depreciation)						(611,943)
Total						$1,626,052

* The exchange currency for all contracts listed is the United States Dollar.

International Capital Opportunities Fund 19

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Australia	$—	$34,329,210	$—
Bermuda	6,807,805	—	—
Canada	48,586,059	—	—
China	—	4,530,785	—
France	—	12,257,281	—
Germany	—	32,665,750	—
India	—	3,405,387	—
Indonesia	—	3,466,174	—
Ireland	—	17,856,822	—
Italy	—	19,148,500	—
Japan	—	104,668,533	—
Mexico	12,077,082	—	—
Netherlands	5,021,960	—	—
South Korea	—	10,323,302	—
Spain	—	33,272,962	—
Switzerland	—	6,615,268	—
Taiwan	—	12,274,635	—
United Kingdom	—	65,713,044	6
United States	13,301,619	—	—
Total common stocks	85,794,525	360,527,653	6

U.S. government and agency mortgage obligations	—	122,945	—
U.S. treasury obligations	—	121,122	—
Short-term investments	5,742,719	14,340,279	—
Totals by level	$91,537,244	$375,111,999	$6

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$1,626,052	$—
Totals by level	$—	$1,626,052	$—

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

20 International Capital Opportunities Fund

Statement of assets and liabilities 2/28/18 (Unaudited)

ASSETS
Investment in securities, at value, including $13,282,615 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $398,462,726)	$447,916,251
Affiliated issuers (identified cost $18,732,998) (Notes 1 and 5)	18,732,998
Cash	52,122
Foreign currency (cost $161,437) (Note 1)	161,434
Dividends, interest and other receivables	709,244
Foreign tax reclaim	300,047
Receivable for shares of the fund sold	166,449
Receivable for investments sold	186
Unrealized appreciation on forward currency contracts (Note 1)	2,237,995
Prepaid assets	41,902
Total assets	470,318,628

LIABILITIES
Payable for shares of the fund repurchased	509,713
Payable for compensation of Manager (Note 2)	274,334
Payable for custodian fees (Note 2)	31,283
Payable for investor servicing fees (Note 2)	155,566
Payable for Trustee compensation and expenses (Note 2)	247,804
Payable for administrative services (Note 2)	1,711
Payable for distribution fees (Note 2)	188,240
Unrealized depreciation on forward currency contracts (Note 1)	611,943
Collateral on securities loaned, at value (Note 1)	14,340,279
Collateral on certain derivative contracts, at value (Notes 1 and 8)	1,594,067
Other accrued expenses	184,836
Total liabilities	18,139,776

Net assets	$452,178,852

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$396,935,684
Distributions in excess of net investment income (Note 1)	(1,847,826)
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	6,073,519
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	51,017,475
Total — Representing net assets applicable to capital shares outstanding	$452,178,852

(Continued on next page)

International Capital Opportunities Fund 21

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($351,985,969 divided by 8,434,667 shares)	$41.73
Offering price per class A share (100/94.25 of $41.73)*	$44.28
Net asset value and offering price per class B share ($5,103,964 divided by 121,871 shares)**	$41.88
Net asset value and offering price per class C share ($24,608,816 divided by 591,184 shares)**	$41.63
Net asset value and redemption price per class M share ($5,275,122 divided by 126,770 shares)	$41.61
Offering price per class M share (100/96.50 of $41.61)*`	$43.12
Net asset value, offering price and redemption price per class R share
($16,454,558 divided by 399,143 shares)	$41.22
Net asset value, offering price and redemption price per class Y share
($48,750,423 divided by 1,169,631 shares)	$41.68

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

22 International Capital Opportunities Fund

Statement of operations Six months ended 2/28/18 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $351,230)	$6,516,230
Interest (including interest income of $83,130 from investments in affiliated issuers) (Note 5)	89,913
Securities lending (net of expenses) (Notes 1 and 5)	35,071
Total investment income	6,641,214

EXPENSES
Compensation of Manager (Note 2)	1,840,013
Investor servicing fees (Note 2)	508,441
Custodian fees (Note 2)	45,385
Distribution fees (Note 2)	657,160
Administrative services (Note 2)	8,164
Other	152,713
Total expenses	3,211,876
Expense reduction (Note 2)	(8,117)
Net expenses	3,203,759

Net investment income	3,437,455

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $95,112) (Notes 1 and 3)	21,819,135
Foreign currency transactions (Note 1)	10,832
Forward currency contracts (Note (1)	(1,039,680)
Total net realized gain	20,790,287
Change in net unrealized appreciation (depreciation) on:
Securities in unaffiliated issuers and TBA sale commitments (net of foreign tax of $83,684)	5,281,597
Assets and liabilities in foreign currencies	(79,958)
Forward currency contracts	702,500
Total change in net unrealized appreciation	5,904,139

Net gain on investments	26,694,426

Net increase in net assets resulting from operations	$30,131,881

The accompanying notes are an integral part of these financial statements.

International Capital Opportunities Fund 23

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/28/18*	Year ended 8/31/17
Operations
Net investment income	$3,437,455	$4,506,333
Net realized gain on investments
and foreign currency transactions	20,790,287	39,859,390
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	5,904,139	39,493,114
Net increase in net assets resulting from operations	30,131,881	83,858,837
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(9,717,957)	(7,837,357)
Class B	(102,983)	(90,932)
Class C	(506,627)	(365,668)
Class M	(123,877)	(91,491)
Class R	(446,077)	(379,268)
Class Y	(1,533,207)	(1,141,405)
Increase in capital from settlement payments	—	27,841
Decrease from capital share transactions (Note 4)	(19,365,357)	(68,220,419)
Total increase (decrease) in net assets	(1,664,204)	5,760,138

NET ASSETS
Beginning of period	453,843,056	448,082,918
End of period (including distributions in excess of net
investment income of $1,847,826 and undistributed net
investment income of $7,145,447, respectively)	$452,178,852	$453,843,056

* Unaudited.

The accompanying notes are an integral part of these financial statements.

24 International Capital Opportunities Fund

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International Capital Opportunities Fund 25

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From	net realized			Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)
	beginning	income	gain (loss) on	investment	net investment	gain on	Total	Redemption	reimburse-	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	investments	operations	income	investments	distributions	fees	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class A
February 28, 2018**	$40.19	.32[d]	2.38	2.70	(1.16)	—	(1.16)	—	—	$41.73	6.71*	$351,986	.68*	.76*d	19*
August 31, 2017	33.90	.38	6.73	7.11	(.82)	—	(.82)	—	—[e,f]	40.19	21.59	346,173	1.29	1.07	103
August 31, 2016	34.27	.63	(.44)	.19	(.56)	—	(.56)	—	—	33.90	.52	346,192	1.22[g]	1.86[g]	92
August 31, 2015	39.38	.56	(4.78)	(4.22)	(.73)	(.16)	(.89)	—	—	34.27	(10.70)	403,286	1.28	1.56	14
August 31, 2014	35.34	.48	4.05	4.53	(.49)	—	(.49)	—[f]	—	39.38	12.83	573,060	1.39	1.20	84
August 31, 2013	30.33	.38	5.02	5.40	(.39)	—	(.39)	—[f]	—	35.34	17.89	577,634	1.43	1.11	48
Class B
February 28, 2018**	$40.16	.17[d]	2.37	2.54	(.82)	—	(.82)	—	—	$41.88	6.31*	$5,104	1.05*	.40*d	19*
August 31, 2017	33.80	.11	6.76	6.87	(.51)	—	(.51)	—	—[e,f]	40.16	20.70	5,520	2.04	.32	103
August 31, 2016	34.12	.36	(.44)	(.08)	(.24)	—	(.24)	—	—	33.80	(.24)	6,764	1.97[g]	1.08[g]	92
August 31, 2015	39.11	.29	(4.74)	(4.45)	(.38)	(.16)	(.54)	—	—	34.12	(11.38)	9,489	2.03	.81	14
August 31, 2014	35.08	.17	4.04	4.21	(.18)	—	(.18)	—[f]	—	39.11	11.99	14,885	2.14	.42	84
August 31, 2013	30.09	.12	4.98	5.10	(.11)	—	(.11)	—[f]	—	35.08	16.99	18,153	2.18	.35	48
Class C
February 28, 2018**	$39.96	.16[d]	2.37	2.53	(.86)	—	(.86)	—	—	$41.63	6.32*	$24,609	1.05*	.39*d	19*
August 31, 2017	33.65	.12	6.72	6.84	(.53)	—	(.53)	—	—[e,f]	39.96	20.72	24,301	2.04	.34	103
August 31, 2016	34.02	.37	(.45)	(.08)	(.29)	—	(.29)	—	—	33.65	(.26)	25,610	1.97[g]	1.11[g]	92
August 31, 2015	39.03	.29	(4.72)	(4.43)	(.42)	(.16)	(.58)	—	—	34.02	(11.36)	30,072	2.03	.82	14
August 31, 2014	35.05	.18	4.01	4.19	(.21)	—	(.21)	—[f]	—	39.03	11.96	39,594	2.14	.46	84
August 31, 2013	30.07	.12	4.99	5.11	(.13)	—	(.13)	—[f]	—	35.05	17.02	38,667	2.18	.37	48
Class M
February 28, 2018**	$39.99	.22[d]	2.36	2.58	(.96)	—	(.96)	—	—	$41.61	6.45*	$5,275	.92*	.52*d	19*
August 31, 2017	33.71	.21	6.71	6.92	(.64)	—	(.64)	—	—[e,f]	39.99	21.01	5,377	1.79	.59	103
August 31, 2016	34.08	.46	(.46)	—[f]	(.37)	—	(.37)	—	—	33.71	(.02)	5,138	1.72[g]	1.36[g]	92
August 31, 2015	39.12	.39	(4.75)	(4.36)	(.52)	(.16)	(.68)	—	—	34.08	(11.14)	5,891	1.78	1.08	14
August 31, 2014	35.11	.28	4.03	4.31	(.30)	—	(.30)	—[f]	—	39.12	12.28	7,849	1.89	.71	84
August 31, 2013	30.14	.21	4.99	5.20	(.23)	—	(.23)	—[f]	—	35.11	17.30	7,597	1.93	.61	48
Class R
February 28, 2018**	$39.66	.27[d]	2.34	2.61	(1.05)	—	(1.05)	—	—	$41.22	6.58*	$16,455	.80*	.65*d	19*
August 31, 2017	33.44	.29	6.65	6.94	(.72)	—	(.72)	—	—[e,f]	39.66	21.31	17,974	1.54	.84	103
August 31, 2016	33.79	.54	(.45)	.09	(.44)	—	(.44)	—	—	33.44	.24	19,742	1.47[g]	1.61[g]	92
August 31, 2015	38.82	.46	(4.70)	(4.24)	(.63)	(.16)	(.79)	—	—	33.79	(10.92)	25,605	1.53	1.31	14
August 31, 2014	34.78	.37	3.99	4.36	(.32)	—	(.32)	—[f]	—	38.82	12.53	39,648	1.64	.96	84
August 31, 2013	29.81	.26	4.96	5.22	(.25)	—	(.25)	—[f]	—	34.78	17.59	39,339	1.68	.80	48

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26 International Capital Opportunities Fund	International Capital Opportunities Fund 27

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From	net realized			Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)
	beginning	income	gain (loss) on	investment	net investment	gain on	Total	Redemption	reimburse-	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	investments	operations	income	investments	distributions	fees	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class Y
February 28, 2018**	$40.19	.38[d]	2.37	2.75	(1.26)	—	(1.26)	—	—	$41.68	6.84*	$48,750	.55*	.90*d	19*
August 31, 2017	33.91	.50	6.69	7.19	(.91)	—	(.91)	—	—[e,f]	40.19	21.90	54,499	1.04	1.40	103
August 31, 2016	34.30	.68	(.42)	.26	(.65)	—	(.65)	—	—	33.91	.74	44,636	.97[g]	2.03[g]	92
August 31, 2015	39.43	.66	(4.79)	(4.13)	(.84)	(.16)	(1.00)	—	—	34.30	(10.46)	66,944	1.03	1.84	14
August 31, 2014	35.38	.58	4.06	4.64	(.59)	—	(.59)	—[f]	—	39.43	13.11	118,385	1.14	1.47	84
August 31, 2013	30.37	.47	5.01	5.48	(.47)	—	(.47)	—[f]	—	35.38	18.18	121,612	1.18	1.37	48

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a dividend received by the fund from two issuers which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.32	0.77%
Class B	0.33	0.78
Class C	0.32	0.77
Class M	0.32	0.78
Class R	0.33	0.79
Class Y	0.33	0.78

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Haidar Capital Management/Haidar Capital Advisors which amounted to less than $0.01 per share outstanding on February 15, 2017.

f Amount represents less than $0.01 per share.

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

28 International Capital Opportunities Fund	International Capital Opportunities Fund 29

Notes to financial statements 2/28/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2017 through February 28, 2018.

Putnam International Capital Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of small and midsize companies outside the United States that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management also considers other factors it believes will cause the stock price to rise. The fund invests mainly in developed countries, but may invest in emerging markets. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management typically makes investment decisions based on a combination of fundamental and quantitative analysis. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

30 International Capital Opportunities Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

International Capital Opportunities Fund 31

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

32 International Capital Opportunities Fund

At the close of the reporting period, the fund had a net liability position of $3,314 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $14,340,279 and the value of securities loaned amounted to $13,282,615.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2017, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$10,827,660	$—	$10,827,660

International Capital Opportunities Fund 33

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $421,699,095, resulting in gross unrealized appreciation and depreciation of $72,869,419 and $26,293,213, respectively, or net unrealized appreciation of $46,576,206.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,
1.030%	of the next $5 billion,	0.860%	of the next $50 billion,
0.980%	of the next $10 billion,	0.850%	of the next $100 billion and
0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P Developed/Ex-U.S. Small Cap Index each measured over the performance period. The maximum annualized performance adjustment rate is +/- 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.458% of the fund’s average net assets before a decrease of $276,239 (0.060% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through December 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal

34 International Capital Opportunities Fund

year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$391,909	Class R	19,741
Class B	5,941	Class Y	57,448
Class C	27,427	Total	$508,441
Class M	5,975

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $424 under the expense offset arrangements and by $7,693 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $352, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the

International Capital Opportunities Fund 35

following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$441,880
Class B	1.00%	1.00%	26,819
Class C	1.00%	1.00%	123,720
Class M	1.00%	0.75%	20,215
Class R	1.00%	0.50%	44,526
Total			$657,160

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $11,627 and $21 from the sale of class A and class M shares, respectively, and received $966 and $129 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$84,522,026	$101,795,990
U.S. government securities (Long-term)	—	—
Total	$84,522,026	$101,795,990

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	209,661	$8,833,502	397,269	$14,320,188
Shares issued in connection with
reinvestment of distributions	220,217	9,216,096	231,109	7,365,451
	429,878	18,049,598	628,378	21,685,639
Shares repurchased	(608,273)	(25,581,501)	(2,228,569)	(77,837,740)
Net decrease	(178,395)	$(7,531,903)	(1,600,191)	$(56,152,101)

36 International Capital Opportunities Fund

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class B	Shares	Amount	Shares	Amount
Shares sold	4,265	$180,789	8,173	$281,829
Shares issued in connection with
reinvestment of distributions	2,420	101,768	2,773	88,764
	6,685	282,557	10,946	370,593
Shares repurchased	(22,261)	(928,267)	(73,621)	(2,575,351)
Net decrease	(15,576)	$(645,710)	(62,675)	$(2,204,758)

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class C	Shares	Amount	Shares	Amount
Shares sold	16,754	$696,938	44,248	$1,625,426
Shares issued in connection with
reinvestment of distributions	11,888	497,057	10,415	331,720
	28,642	1,193,995	54,663	1,957,146
Shares repurchased	(45,618)	(1,897,037)	(207,501)	(7,326,363)
Net decrease	(16,976)	$(703,042)	(152,838)	$(5,369,217)

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class M	Shares	Amount	Shares	Amount
Shares sold	3,486	$141,994	4,519	$163,142
Shares issued in connection with
reinvestment of distributions	2,765	115,478	2,699	85,872
	6,251	257,472	7,218	249,014
Shares repurchased	(13,938)	(583,561)	(25,169)	(886,752)
Net decrease	(7,687)	$(326,089)	(17,951)	$(637,738)

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class R	Shares	Amount	Shares	Amount
Shares sold	49,979	$2,094,493	126,823	$4,422,471
Shares issued in connection with
reinvestment of distributions	10,378	429,253	11,547	363,746
	60,357	2,523,746	138,370	4,786,217
Shares repurchased	(114,387)	(4,778,125)	(275,500)	(9,589,949)
Net decrease	(54,030)	$(2,254,379)	(137,130)	$(4,803,732)

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	127,231	$5,346,017	613,783	$21,666,267
Shares issued in connection with
reinvestment of distributions	33,224	1,388,113	32,426	1,031,785
	160,455	6,734,130	646,209	22,698,052
Shares repurchased	(346,866)	(14,638,364)	(606,488)	(21,750,925)
Net increase (decrease)	(186,411)	$(7,904,234)	39,721	$947,127

International Capital Opportunities Fund 37

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/17	cost	proceeds	income	of 2/28/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$6,884,317	$44,657,711	$37,201,749	$40,631	$14,340,279
Putnam Short Term
Investment Fund**	18,202,258	48,745,708	62,555,247	83,130	4,392,719
Total Short-term
investments	$25,086,575	$93,403,419	$99,756,996	$123,761	$18,732,998

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$203,500,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$2,237,995	Payables	$611,943
Total		$2,237,995		$611,943

38 International Capital Opportunities Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(1,039,680)	$(1,039,680)
Total	$(1,039,680)	$(1,039,680)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$702,500	$702,500
Total	$702,500	$702,500

International Capital Opportunities Fund 39

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	Total
Assets:
Forward currency contracts#	$155,463	$438,538	$150,071	$212,448	$261,981	$23,598	$737,555	$258,341	$2,237,995
Total Assets	$155,463	$438,538	$150,071	$212,448	$261,981	$23,598	$737,555	$258,341	$2,237,995
Liabilities:
Forward currency contracts#	4,034	6,410	153,385	66,737	—	3,763	353,125	24,489	611,943
Total Liabilities	$4,034	$6,410	$153,385	$66,737	$—	$3,763	$353,125	$24,489	$611,943
Total Financial and Derivative Net Assets	$151,429	$432,128	$(3,314)	$145,711	$261,981	$19,835	$384,430	$233,852	$1,626,052
Total collateral received (pledged)†##	$122,945	$432,128	$—	$110,000	$220,000	$—	$384,430	$121,122
Net amount	$28,484	$—	$(3,314)	$35,711	$41,981	$19,835	$—	$112,730
Controlled collateral received (including TBA commitments)**	$122,945	$480,000	$—	$110,000	$220,000	$—	$540,000	$121,122	$1,594,067
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

40 International Capital Opportunities Fund	International Capital Opportunities Fund 41

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Opportunities Fund	Convertible Securities Fund
Capital Spectrum Fund	Equity Income Fund
Emerging Markets Equity Fund	International Value Fund
Equity Spectrum Fund	Multi-Cap Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	American Government Income Fund
Investors Fund	Diversified Income Trust
Low Volatility Equity Fund	Emerging Markets Income Fund
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Consumer Fund	Income Fund
Global Financials Fund	Money Market Fund†
Global Health Care Fund	Short Duration Income Fund
Global Industrials Fund	U.S. Government Income Trust
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Telecommunications Fund	Intermediate-Term Municipal Income Fund
Global Utilities Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Growth	Tax-Free High Yield Fund
Growth Opportunities Fund
International Growth Fund	State tax-free income funds‡:
Multi-Cap Growth Fund	California, Massachusetts, Minnesota,
Small Cap Growth Fund	New Jersey, New York, Ohio, and Pennsylvania.

42 International Capital Opportunities Fund

Absolute Return	Asset Allocation
Absolute Return 100 Fund®	George Putnam Balanced Fund
Absolute Return 300 Fund®
Absolute Return 500 Fund®	Dynamic Asset Allocation Balanced Fund
Absolute Return 700 Fund®	Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Putnam PanAgora**	Dynamic Risk Allocation Fund
Putnam PanAgora Managed Futures Strategy
Putnam PanAgora Market Neutral Fund	Retirement Income Fund Lifestyle 1
Putnam PanAgora Risk Parity Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

International Capital Opportunities Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 International Capital Opportunities Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Robert T. Burns
	Vice President and	Denere P. Poulack
	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam International Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA011 310295 4/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 26, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 26, 2018